UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2012

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-   12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Item 1.01. Entry into a Material Definitive Agreement.

On April 23, 2012, our taxable REIT subsidiary entered into a long term hotel management agreement, or the Hilton Head Management Agreement, with Sonesta International Hotels Corporation, or SIHC, for the Hilton Head Resort, a hotel currently owned by us and managed by a subsidiary of InterContinental Hotels Group, Inc., or IHG, under its Crowne Plaza brand.  The Hilton Head Management Agreement provides that it will become effective as of April 27, 2012, at which time IHG’s management of the Hilton Head Resort will terminate and the Hilton Head Resort will be rebranded as a Sonesta hotel.

The terms of the Hilton Head Management Agreement are substantially the same as those contained in our existing management agreement with SIHC for the Royal Sonesta Hotel Boston, in Cambridge, Massachusetts, or the Cambridge Hotel.  The principal terms include:

Minimum Return. If gross revenues of a hotel, after payment of specified operating expenses and fees payable to SIHC (other than the incentive fee described below, if applicable) are sufficient to do so, we are to be paid a fixed minimum return equal to a percentage of our invested capital, as defined in the Hilton Head Management Agreement.

Additional Returns. We are to be paid an additional amount based upon the hotel’s operating profit, as defined in the Hilton Head Management Agreement, after payment of SIHC’s incentive fee, if applicable.

Manager Fees.  After payment of specified hotel operating expenses from the Hilton Head Resort’s gross revenues, SIHC is entitled to receive a base fee equal to 3% of gross revenues.  Additionally, SIHC is entitled to a reservation fee equal to 1.5% of gross room revenues, as defined in the Hilton Head Management Agreement, a system fee for centralized services of 1.5% of gross revenues, a procurement and construction supervision fee in connection with renovations equal to 3% of third party costs, and an incentive fee equal to 20% of the hotel’s operating profit after reimbursement to us and to SIHC of certain advances and our minimum return.

Term. The Management Agreement has an initial term of approximately 25 years, and will be extended automatically for up to two successive 15 year renewal terms unless SIHC elects not to renew.  We have the right to terminate the Hilton Head Management Agreement after approximately three years without cause upon payment of a termination fee.  We also have the right to terminate the Hilton Head Management Agreement without a termination fee if we receive a reduced amount of our minimum return during any three of four consecutive years.  Both we and SIHC have the right to terminate the Hilton Head Management Agreement upon a change of control, as defined in the Hilton Head Management Agreement, of the other party, and under certain other circumstances which, in the case of termination by SIHC, may require the payment of a termination fee.  Termination rights described in this paragraph are affected by the Pooling Agreement described below.

In addition, on April 23, 2012, our taxable REIT subsidiary and SIHC entered into a pooling agreement, or the Pooling Agreement.  Under the terms of the Pooling Agreement, we and SIHC agree that the Cambridge Hotel and the Hilton Head Resort, along with other hotels which in the future may be managed for us by SIHC and which we and SIHC may agree will be pooled with those two hotels, are to be combined for purposes of calculating gross revenues, payment of hotel operating expenses, payment of fees and distributions and the calculation of minimum returns giving rise to termination rights.  Any non-renewal of a management agreement, and certain terminations, will affect all management agreements in the pool.  The Pooling Agreement also provides for the sale or other disposition of a limited number of hotels in the pool which become non-economic, as defined in the Pooling Agreement.

The foregoing descriptions of the Hilton Head Management Agreement and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the copy of the Hilton Head Management Agreement which is filed as Exhibit 10.1 and the Pooling Agreement which is filed as Exhibit 10.2 to this Current Report, each of which copies are incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

The stockholders of SIHC are Mr. Barry Portnoy and Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of SIHC.  Mr. Barry Portnoy is Chairman, majority owner and an employee of our manager, Reit Management & Research LLC, or RMR, and Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is an owner of RMR and serves as President and Chief Executive Officer and as a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services, Mr. Barry Portnoy serves as a managing director or managing trustee of those companies (including our largest tenant, TravelCenters of America LLC, or TA), and Mr. Adam Portnoy serves as a managing trustee of some of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides management services to other companies, including TA and SIHC.

We and six other shareholders currently own approximately 14.29% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including TA.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC.  We and the other shareholders of AIC participate in a property insurance program designed and reinsured in part by AIC.

Our entering into the Hilton Head Management Agreement and the Pooling Agreement was approved by our Independent Trustees.

For more information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2011, or our Annual Report, our Proxy Statement for our 2012 Annual Meeting of Stockholders dated February 29, 2012, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or SEC, including Note 8 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these relationships and related person transactions.  Our filings with the SEC, including our Annual Report and our Proxy Statement, are available at the SEC’s website at www.sec.gov.  In addition, copies of certain of our agreements with these parties, including our existing management agreements with SIHC, our business management and property management agreements with RMR and our shareholders agreement with AIC, are also publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 9.01.  Financial Statements and Exhibits.

We hereby file the following exhibits:

(d)          Exhibits

10.1                           Management Agreement, dated April 23, 2012, between Sonesta International Hotels Corporation and Cambridge TRS, Inc.

10.2                           Pooling Agreement, dated April 23, 2012, between Sonesta International Hotels Corporation and Cambridge TRS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: April 27, 2012